Oppenheimer Holdings Inc. Third Quarter 2023 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 (the “2022 10-K”) and Quarterly Report on Form 10-Q for the quarter-ended September 30, 2023 filed with the SEC on October 27, 2023 (the “2023 10-Q3”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of the 2023 10-Q3. Any forward- looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2022 10-K, the 2023 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward- looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward- looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. $13.9 million Net Income in 3Q-23 $312.7 million Revenue in 3Q-23 Business Overview Oppenheimer Snapshot (as of 9/30/23) Listed NYSE Ticker: OPY Stockholders' Equity ($M): $779.3 Market Cap ($M): $404.24 Book Value per Share: $75.01 Tangible Book Value per Share:(1) $58.65 Share Price: $38.31 3Q-23 Earnings per Share (Basic): $1.32 3Q-23 Earnings per Share (Diluted): $1.21 P/E Ratio (TTM): 10.00 Dividend Yield (TTM): 1.57% Employees: 2,956 # of Financial Advisors: 946 Retail Branches in the US: 92 Client Assets under Administration ($B): $110.7 Assets Under Management ($B): $40.4 .

Earnings per share (Basic) $ 1.32 $ 0.40 230.0% Earnings per share (Diluted) $ 1.21 $ 0.37 227.0% Summary Operating Results: 3Q-23 vs. 3Q-22 (Unaudited) 4 Highlights ($000’s) For the 3-Months Ended REVENUE 9/30/23 9/30/22 % Change Commissions $ 83,933 $ 89,608 -6.3% Advisory fees 107,969 102,927 4.9% Investment banking 37,411 38,393 -2.6% Bank deposit sweep income 42,304 35,769 18.3% Interest 26,430 17,361 52.2% Principal transactions, net 16,892 6,502 159.8% Other (2,272) 3,551 -164.0% Total Revenue 312,667 294,111 6.3% EXPENSES Compensation and related expenses 195,684 179,134 9.2% Non-compensation related expenses 95,396 107,739 -11.5% Total Expenses 291,080 286,873 1.5% Pre-tax income 21,587 7,238 198.2% Net income attributable to Oppenheimer Holdings Inc. $ 13,861 $ 4,520 204.8% Increased revenue for the third quarter of 2023 is primarily driven by a rise in interest sensitive income, including margin interest and bank deposit sweep income, as well as higher fixed income sales and trading and equities underwriting revenues Assets under administration and under management were at higher levels at September 30, 2023 when compared with the same period last year, benefiting from market appreciation and positive net asset flows Non-compensation expenses decreased from the prior year quarter largely due to lower legal costs partially offset by higher interest expense The Company completed its “Dutch Auction” tender offer, resulting in the repurchase of 437,183 shares of the Company’s Class A non- voting common stock in Q3 2023 Book value and tangible book value per share reached new record highs as a result of positive earnings and share repurchases The Company also repurchased 168,904 shares of Class A non-voting common stock during the third quarter of 2023 under its previously announced share repurchase program, or approximately 2% of shares outstanding at year-end 2022

5 Select Financial Measures Earnings per Share ($)1 Net Income ($M)1Revenue ($M) Shareholders’ Equity ($M)1 1.320.40 12.57 9.73 4.10 1,033.4 1,198.7 1,394.0 1,110.9 294.1 312.7 2019 2020 2021 2022 3Q-22 3Q-23 53.0 123.0 159.0 32.4 4.5 13.9 2019 2020 2021 2022 3Q-22 3Q-23 3.82 9.30 11.70 2.57 0.37 1.21 2019 2020 2021 2022 3Q-22 3Q-23 EPS - Diluted EPS - Basic 685.5 823.9 794.2 770.7 779.3 2020 2021 2022 3Q-22 3Q-23 1 Attributable to Oppenheimer Holdings Inc.

6 Segment Revenue Breakdown 3Q-23 vs. 3Q-22 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management Capital Markets 3Q-23 Revenue $312.7MM 3Q-22 Revenue $294.1MM 3Q-22 3Q-22 3Q-22 3Q-23 3Q-23 3Q-23 203.4 63% 150.8 57% 203.4 63% 90.3 28% $54.5 144.5 61% 71.3 30% 144.5 61% 71.3 30% 201.2 66% 79.6 26% 178.6 61% 24.9 8% 90.9 31% Sweep Income / Interest 50.2 (0.3) Corp/Other 4.0 Corp/Other 1% $(15.3) $5.0 $65.2 $2.4 $8.3 $30.0 193.3 62% 20.8 7% 94.6 30% Sweep Income / Interest 63.6

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 946 Financial Advisors At 9/30/2023 $110.7B Assets under Administration At 9/30/23 $40.4B Assets under Management At 9/30/23  4.9% Advisory Fees 3Q-23 vs 3Q-22 * Wealth Management includes both Private Client and Asset Management business segments. 7 742 772 770 775 203 214 2019 2020 2021 2022 3Q-22 3Q-23 196 194 137 178 38 70 26% 25% 18% 23% 19% 33% 0% 5% 10% 15% 20% 25% 30% 35% 0 50 100 150 200 250 2019 2020 2021 2022 3Q-22 3Q-23

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Retail Services

- Sales and Trading
- Equity Research
  - 35+ senior research analysts covering 600+ companies
- Corporate Access (Conferences & NDRs)

Investment Banking

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

Fixed Income

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

↓ 2.6%

Investment Banking Revenues

3Q-23 vs 3Q-22

↑ 9.4%

Sales & Trading Revenues

3Q-23 vs 3Q-22

Capital Markets Revenue ($M)


291
427
626
338
91
95
2019
2020
2021
2022
3Q-22
3Q-23

Capital Markets Revenue Breakdown 3Q-23 ($M)


$0.5
$27.1
29%
$36.0
38%
3Q-23
$94.6
$31.0
33%
Institutional Equities
Fixed Income
Investment Banking
Other

Investment Banking Focus Industries


Healthcare


Technology


Consumer & Retail


Transportation & Logistics


Finance & Real Estate


Energy

8

9 Capital Structure Book & Tangible Book Value per Share ($) Liquidity & Capital (1) Total Assets divided by Total Stockholders' Equity.  Stockholders’ equity of $779.3 million as of September 30, 2023  Book value of $75.01 and tangible book value of $58.65 per share reached new record highs as a result of positive earnings and share repurchases  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on November 24, 2023 to holders of Class A non-voting and Class B voting common stock of record on November 10, 2023  Level 3 assets, comprised of auction rate securities, were $2.7 million as of September 30, 2023 As of September 30, 2023 ($ in thousands) Total Assets: $2,975,374 Stockholders’ Equity: Long-Term Debt: $779,310 $113,050 Total Capitalization: $892,360 Debt to Equity Ratio: 14.5% Gross Leverage Ratio(1): 3.8x Broker-Dealer Regulatory Capital ($ in millions) Regulatory Net Capital: $437.1 Regulatory Excess Net Capital: $415.4 33.03 41.31 52.11 56.91 54.74 58.65 46.31 54.93 65.66 72.41 70.23 75.01 2019 2020 2021 2022 3Q-22 3Q-23 Tangible Book Value per Share (TBVPS) Book Value per Share (BVPS)

For more information contact Investor Relations at info@opco.com